UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 31, 2017

eHealth, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

440 East Middlefield Road
Mountain View, California 94043
(Address of principal executive offices) (Zip code)

(650) 584-2700
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

DE Proxy Direct Enrollment Agreement with the Centers for Medicare & Medicaid Services
On October 31, 2017, eHealth, Inc. (the “Company”) (through its subsidiary eHealthInsurance Services, Inc.) entered into a Proxy Direct Enrollment Agreement (the “DE Proxy Agreement”) with the Centers for Medicare and Medicaid Services (the “CMS”). CMS is the government agency that is responsible for the management and oversight of the Federally-facilitated marketplace (“FFM”) created under the Patient Protection and Affordable Care Act of 2010, as amended (the “Affordable Care Act”).
By signing the DE Proxy Agreement, the Company may utilize a new qualified health plan (“QHP”) enrollment process through the FFM that would allow the Company to enroll customers into QHPs and apply for advanced payment of premium tax credits through the FFM without leaving the Company’s website during the open enrollment period for 2018 coverage. The DE Proxy Agreement defines the set of information that the Company may create, collect, disclose, access, maintain, store and use and places restrictions on the Company’s use and disclosure of such information. The Company must also ensure that the application questions and the order they are asked on the Company’s website duplicate the questions and order on the FFM. Moreover, the DE Proxy Agreement contains privacy and security standards and implementation specifications that the Company must meet in order to have access, and continue to have access, to the enrollment pathway. The Company must also conduct identity proofing for consumers prior to submitting the application to the FFM. The term of the DE Proxy Agreement ends on the day before the first day of the open enrollment period for the benefit year beginning January 1, 2019, after which the agreement may be renewed for subsequent and consecutive one (1) year periods subject to CMS’ sole and absolute discretion. In addition, the DE Proxy Agreement may be terminated for convenience upon thirty (30) days’ prior written notice by either the Company or CMS and may be terminated for cause by CMS in accordance with termination provisions of the DE Proxy Agreement. Moreover, CMS may amend the DE Proxy Agreement upon 30-days’ notice to reflect changes in applicable law or regulations.
While the Company has entered into the DE Proxy Agreement and set up systems designed to use the direct enrollment pathway under the DE Proxy Agreement, there are risks and uncertainties relating to the Company’s ability to enroll individuals into QHPs through the FFM and to assist those individuals in applying for subsidies. Among other things, the Company must satisfy, and continue to satisfy, the requirements contained in the DE Proxy Agreement, other relevant agreements with CMS, and applicable laws, regulations and regulatory guidance; maintain a compliant web platform incorporating those requirements; obtain qualified health plan information from the Company’s health insurance carrier partners and CMS and incorporate it into its web platform; maintain a privacy and security program to conform to the privacy and security requirements required by the CMS; and successfully maintain the direct enrollment pathway with the FFM so that information may be passed to and from the Company and the FFM relating to enrollment in QHP and subsidy eligibility. In addition, the Company is dependent upon the operability of the FFM website and systems to be able to enroll individuals in QHPs through the FFM, and any change to, failure of or interruption in the availability of the FFM systems could harm the ability of the Company to enroll individuals into QHPs. The Company depends upon the FFM for a number of other things relating to the Company’s ability to enroll individuals into QHPs, including integration of the Company’s systems with the FFM’s systems as well as certain qualified health plan information required under the applicable regulations to be displayed on the Company’s website.
The foregoing description of the terms of the DE Proxy Agreement does not purport to be complete. The DE Proxy Agreement is qualified in their entirety by reference to the full text of the DE Proxy Agreement attached hereto as Exhibit 99.1. In addition, the discussion of aspects of the Affordable Care Act and related regulations are merely summaries of aspects of complex laws and do not purport to be complete summaries.
This Current Report on Form 8-K contains forward-looking statements, including statements regarding the Company’s ability to enroll individuals in QHPs and apply for advanced payment of premium tax credits through the FFM without leaving the Company’s website during the open enrollment period for 2018 coverage, the obligation of eligible individuals to purchase QHPs through a government-run health insurance exchange and the Affordable Care Act and the related regulation. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the Company’s ability to enroll individuals in qualified health plans through the FFM without leaving the Company’s website; the Company’s ability to maintain the DE Proxy Agreement and other agreements with the CMS which need to be renewed every year; the Company’s ability to satisfy the conditions and requirements contained in the DE Proxy Agreement and applicable laws, regulations and regulatory guidance; the Company’s ability to maintain a compliant web platform incorporating the requirements of the DE Proxy Agreement, any other relevant agreements with CMS, and applicable laws, regulations and regulatory guidance; the Company’s ability to obtain qualified health plan information from the Company’s health insurance carrier partners and CMS and incorporate it into its web platform; the Company’s ability to maintain a privacy and security program to conform to the privacy and security requirements of the DE Proxy as well as laws, regulations and regulatory guidance applicable to the Company acting as a WBE; the availability and reliability of the FFM website and systems; and the Company’s ability to timely meet the applicable requirements and potential changes in laws, regulations and regulatory guidance. Other risks and uncertainties that can affect actual results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2016 and our most recent Quarterly Report on Form 10-Q, which are on file with the SEC and are available on the investor relations page of the Company’s website at http://www.ehealthinsurance.com and on the Securities and Exchange Commission’s website at www.sec.gov . All information provided in this Current Report on Form 8-K is as of the date of its filing, and we undertake no duty to update this information unless required by law. The information in Item 7.01 of this Current Report on Form 8-K and the exhibits attached hereto shall be deemed “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Except as shall be expressly set forth by specific reference in such filing, the information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description

99.1
Proxy Direct Enrollment Agreement Between Direct Enrollment Entity and the Centers for Medicare & Medicaid Services for the Individual Market Federally-Facilitated Exchanges and State-Based Exchanges on the Federal Platform.
.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2017		eHealth, Inc.
	By:	/s/ Scott Giesler

Scott Giesler
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1
Proxy Direct Enrollment Agreement Between Direct Enrollment Entity and the Centers for Medicare & Medicaid Services for the Individual Market Federally-Facilitated Exchanges and State-Based Exchanges on the Federal Platform.
.